                                                                    EXHIBIT 1.1


                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                            (a Delaware corporation)


                             UNDERWRITING AGREEMENT


                           _________________________


______________, 199__

                             UNDERWRITING AGREEMENT


                                                          _____________, 199___


Transcontinental Gas Pipe Line Corporation
P.O. Box 1396
Houston, Texas 77251

Ladies and Gentlemen:

                   We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Transcontinental Gas Pipe Line Corporation, a Delaware corporation (the "Company"), proposes to issue and sell [indicate currency and amount] aggregate principal amount of [full title of debt securities] (the "Securities").

                   Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective [principal amounts of Securities] set forth below opposite their names at a purchase price of [_____%] of the principal amount of such Securities, plus accrued interest from [Date of Securities] to the date of payment and delivery:

                                                                             Principal
                                                                             Amount of

         Name                                                                Securities
                                                                             ----------
[Insert syndicate list]                                                      $

                                         Total  . . . . . . . . . . . . . .  $
                                                                              =========

                   [The aggregate principal amount of Securities to be purchased by the several Underwriters may be reduced by the aggregate principal amount of Securities sold pursuant to delayed delivery contracts.]*

                   The Underwriters will pay for such Securities (less any Securities sold pursuant to delayed delivery contracts) upon delivery thereof at the offices of _________________ at 10:00 a.m. (New York time) on ___________, 199__, or at such other time, not later than ____ (New York time) on _________, 199__, as shall be jointly designated by the Manager and the Company.

                   The Securities shall have the terms set forth in the Prospectus dated ___________, 199__, and the Prospectus Supplement dated ____________, 199__, including the following:


[Terms of Securities


Maturity:                   __________ ___, 19__
Interest Rate:              ___% per annum
Redemption Provisions:

Interest Payment Dates:     _________ ___, and _______ ___
                            commencing ______ ___, 19__
                            (Interest accrues from
                            __________ ___, 19__)

Form and Denomination:
[Other terms:]]


                   [The fee to be paid to the Underwriters in respect of the Securities purchased pursuant to delayed delivery contracts arranged by the Underwriters shall be ___% of the purchase price of the Securities so purchased] *

                   All provisions contained in the document entitled Transcontinental Gas Pipe Line Corporation Underwriting Agreement Standard Provisions (Debt) dated ________, 199__, a copy of which we have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this agreement to the same extent as if such provisions had been set forth in full herein.


__________

*  To be added only if delayed delivery contracts are contemplated.

                   Please confirm your agreement by having an authorized officer sign a copy of this agreement in the space set forth below and returning the signed copy to us.

                                        Very truly yours,


                                        [MANAGER]

                                        By [MANAGER]


                                        By    __________________________
                                              Acting severally on behalf of
                                              itself and the other several
                                              Underwriters named above
Accepted:

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By _________________________
Title:

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                             UNDERWRITING AGREEMENT
                           STANDARD PROVISIONS (DEBT)


                   From time to time, Transcontinental Gas Pipe Line Corporation, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several Underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

                   The Company proposes to issue from time to time debt securities to be issued pursuant to the provisions of a senior debt indenture dated as of ___________, 199__ (as it may be supplemented or amended from time to time, the "Indenture") between the Company and Citibank, N.A., as Trustee.

                   The debt securities will have varying designations, maturities, rates and times of payment of interest, selling prices, redemption terms and other terms. Any such debt securities are herein sometimes collectively referred to as the "Securities".

                   The Company has filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (herein referred to collectively as the "Act"), a registration statement including a prospectus relating to the Securities and has filed with, or mailed for filing to, the Commission a prospectus supplement or supplements specifically relating to the Securities pursuant to Rule 424 under the Act. The term Registration Statement means the registration statement as amended to the date of the Underwriting Agreement and shall include any registration statement filed pursuant to Rule 462(b) of the Act. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or abbreviated term sheet (other than a preliminary prospectus supplement or preliminary abbreviated term sheet) specifically relating to the Securities. The term "preliminary prospectus" means a preliminary prospectus supplement or preliminary abbreviated term sheet specifically relating to the Securities, together with the Basic Prospectus. As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include, in each case, the material, if any, incorporated by reference therein.

                   The term Contract Securities means the Securities, if any, to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may authorize or approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Securities other than Contract Securities.

                   The Company and the Underwriters agree as follows:

                   1. Sale and Purchase. If the Prospectus provides for sales of Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms contained in the Delayed Delivery Contracts. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Company will pay the Manager, as compensation for the accounts of the Underwriters, the commissions set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

                   If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Securities comprising the Contract Securities shall be deducted from the Securities to be purchased by the several Underwriters, and the aggregate principal amount of Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Securities set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be otherwise and so advises the Company.

                   The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

                   2. Payment and Delivery. Payment for the Underwriters' Securities shall be made by wire transfer to an account designated by the Company at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of delivery. The time and date of such payment and delivery with respect to the Underwriters' Securities are herein referred to as the Closing Date.

                   3. Certain Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                   (a) To furnish you, without charge, three signed copies of the Registration Statement (including exhibits thereto and documents incorporated therein by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference, and any supplements and amendments thereto as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus, including any abbreviated term sheets.

                   (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object in writing; provided, that the foregoing shall not apply to amendments or supplements that relate to securities registered under the Registration Statement that are not Securities.

                   (c) If, at any time when a Prospectus relating to the Securities is in the opinion of your counsel required by law to be delivered under the Act, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                   (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection therewith as well as all fees, if any, payable in connection with the review of the offering of the Securities by the National Association of Securities Dealers, Inc. and the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Manager may designate.

                   (e) To make generally available to the Company's security holders as soon as practicable an earnings statement or statements of the Company which shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder.


                   (f) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company substantially similar to the Securities other than the Securities, without the prior written consent of the Manager.

                   4. Reimbursement of Underwriters' Expenses. If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement in any material respect, or if for any reason the Company shall be unable to perform its obligations under this Agreement in any material respect, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement, with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Securities.

                   5.      Certain Covenants of the Underwriters.

                   Each of the several Underwriters agrees with the Company that:

                   (a) it will not offer, sell, resell, or deliver, directly or indirectly, any Securities in bearer form (including any Security in global form that is exchangeable for Securities in bearer form) within the United States of America, its territories and possessions and other areas subject to its jurisdiction and the Commonwealth of Puerto Rico (the "United States") in connection with their original issuance or during the period set forth in the Prospectus;

                   (b) it will not offer, sell, resell or deliver, directly or indirectly, Securities in bearer form, in connection with their original issuance or during such period, to a United States Person (which term, as used herein, means any citizen, national or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or any estate or trust the income of which is subject to United States federal income taxation regardless of its source) other than to an office located outside the United States of a financial institution as defined in Section 1.165-12(c)(1)(v) of the Treasury Department Regulations, purchasing for its own account or for the account of a customer and that provides a written statement that it will comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, which financial institution, as a condition of the purchase, agrees to provide on delivery of such Securities (or on issuance of such Securities if not in definitive form) the certificate required in paragraph (c) below;

                   (c) it will deliver to each purchaser from it of any Securities in bearer form (including Securities initially represented by a temporary global certificate) a written confirmation stating substantially the following:

                   "By your purchase of Securities in bearer form you represent that you are not a United States Person or, if you are a United States Person, that you are a financial institution as defined in Section 1.165-12(c)(1)(v) of the Treasury Department Regulations, purchasing for your own account or for the account of a customer and that you will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder. Furthermore, if you are a dealer, you agree that you will deliver a confirmation containing this entire paragraph to purchasers of such Securities from you. For purposes of this statement, 'United States Person' means any citizen, national or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and 'United States' means the United States of America, its territories and possessions and other areas subject to its jurisdiction and the Commonwealth of Puerto Rico."

                   (d) it will deliver Securities in definitive bearer form to the person entitled to delivery thereof (or transfer of interests therein) only outside the United States and upon receipt of a written confirmation stating substantially the following:


         "This confirms as of the date hereof that none of the Securities issued in bearer form delivered or credited to you for our account are being acquired by or on behalf of, or for offer to resell or for resale to, a United States Person, or any person inside the United States, or, if a beneficial interest in such Securities issued in bearer form is being acquired by a United States Person, that such person is a financial institution as defined in
Section 1.165- 12(c)(1)(v) of the Treasury Department Regulations, or is acquiring such Securities through such a financial institution and that such Securities are held by a financial institution that has agreed to comply with
Section 165 (j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder, and is not purchasing for offer to resell or for resale inside the United States. As used herein, 'United States Person' means any citizen, national or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and 'United States' means the United States of America, its territories and possessions and other areas subject to its jurisdiction and the Commonwealth of Puerto Rico.";

provided, however, that (i) if it has actual knowledge that the information contained in any confirmation delivered pursuant to (c) or (d) above is false, it shall not deliver any Securities in bearer form to, or, if applicable, cause a transfer of an interest in any Global Security to the account of, the person who signed or delivered the confirmation referred to in (d) above notwithstanding the delivery of such confirmation to it, and (ii) when a certificate is provided by a clearing organization, it must be based on statements provided to it by its member organizations. As used herein, a "clearing organization" is an entity that is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation; and

                   (e) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Securities may be offered, sold, resold or delivered.

         If Underwriters' Securities are to be distributed through a selling group consisting of banks, brokers or dealers, the Manager agrees that it shall cause each member of such selling group to enter into an agreement that it will comply with this Section 5.

                   6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for any issue of Underwriters' Securities hereunder are subject to the following conditions:

                   (a) That, at the Closing Date, the Company shall furnish to the Manager an opinion of J. Furman Lewis, Esq., General Counsel of The Williams Companies, Inc., dated the Closing Date, in substantially the form set forth as Exhibit A.

                   (b) That, at the Closing Date, the Manager shall receive an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, in substantially the form set forth as Exhibit B.

                   (c) That, at the Closing Date, the Company shall furnish to the Manager letters addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Manager, from Ernst & Young LLP, and Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information relating to the Company contained in or incorporated by reference into the Registration Statement and the

         Prospectus.

                   (d) That, at the Closing Date, the Company shall have furnished to the Manager a certificate dated the Closing Date and signed by an officer of the Company, to the effect set forth below. The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                           (i) the representations and warranties of the Company contained herein are true and correct in all material respects as of the Closing Date;

                           (ii) the Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission;

                           (iii) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or
                   (B) any review for a possible change that does not indicate the direction of a possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; and

                           (iv) there has not occurred any material adverse change, or any development which could reasonably be expected to result in a prospective material adverse change, in the financial condition, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus.

                   (e) That, the Company shall have performed in all material respects such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase.

                   (f) That, the Company shall have accepted Delayed Delivery Contracts, if any, in any case in which sales of Contract Securities arranged by the Underwriters have been approved by the Company.

                   7. Defaulting Underwriters. If any Underwriter or Underwriters shall default in its or their obligation to take up and pay for the Securities to be purchased by it or them hereunder, the non-defaulting Underwriters shall take up and pay for (in addition to the principal amount of Securities they are obligated to purchase hereunder) the principal amount of Securities agreed to be purchased by all such defaulting Underwriters as hereinafter set forth; provided, however, that in the event that the principal amount of Securities which all Underwriters so defaulting shall have agreed but failed to take up and pay for shall exceed 10% of the total principal amount of Securities, the non-defaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company. If non-defaulting Underwriters take up and pay for all Securities agreed to be purchased by all such defaulting Underwriters, such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as the Manager may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Securities set opposite the names of such non-defaulting Underwriters herein.

                   Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Securities hereunder unless all of the Underwriters' Securities are purchased by the Underwriters (or by substituted underwriters selected by the Manager with the approval of the Company or selected by the Company with the Manager's approval).

                   If a new underwriter or underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provisions, the Company or the Manager shall have the right to postpone the Closing Date for a period not exceeding five business days in order that necessary changes in the Registration Statement and Prospectus and other documents may be effected.

                   The term Underwriter as used in this Agreement shall refer to and include any underwriter substituted under this Section 7 with like effect as if such substituted underwriter had originally been named herein.

                   8. Representations and Warranties. The Company represents and warrants to each of the Underwriters that:

                   (a) each document filed or to be filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") and incorporated by reference in the Registration Statement and the Prospectus, complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder;

                   (b) each part of the Registration Statement and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act;

                   (c) the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) will comply in all material respects with the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which the statements are made, not misleading;

                   (d)     the representations and warranties set forth in this
         Section 8 (a)-(c) do not apply (1) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by any Underwriter expressly for use therein or (2) to that part of the Registration Statement that constitutes a Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended, of the Trustee referred to in the Registration Statement;

                   (e) Ernst & Young LLP and Arthur Andersen LLP, who have reported upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the Act;

                   (f) this Agreement has been duly authorized, executed and delivered by the Company;

                   (g) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                   (h) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdictin of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                   (i) the Indenture, each supplement or amendment thereto, if any, to the date hereof and any supplement thereto or board resolution setting forth the terms of the Securities, have been duly authorized by the Company. The Indenture as executed is or will be substantially in the form filed as an exhibit to the Registration Statement. The Indenture, when duly executed and delivered by the Company and, when duly authorized, executed and delivered (to the extent required by the Indenture) by the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof in the Prospectus;

                   (j) the Securities have been duly authorized by the Company. When duly executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided herein and in any Delayed Delivery Contracts, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Securities conform in all material respects to the description thereof in the Prospectus;

                   (k) since the respective dates as of which information is given in the Registration Statement, the Prospectus (or any amendment or supplement thereto), except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business and (B) any transaction entered into by the Company or any of its subsidiaries, other than in the ordinary course of business, that is material to the Company and its subsidiaries, taken as a whole;

                   (l) the execution and delivery by the Company of this Agreement, the Indenture and any Delayed Delivery Contracts, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated herein and compliance by the Company with the terms of this Agreement, the Indenture and any Delayed Delivery Contracts, have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any of its subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound or to which any of its properties is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, or business of the Company and its subsidiaries, taken as a whole) or (B) any existing applicable law, rule, regulation, judgment, order or decree or determination of any government, governmental instrumentality (including without limitation, any insurance regulatory agency or body) or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties;

                   (m) no authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Act, the Trust Indenture Act and the applicable rules and regulations thereunder, and the securities or blue sky laws of the various states and other jurisdictions outside the United States in which the Securities will be offered or sold), is required for the valid authorization, issuance, sale and delivery of the Securities or for the execution, delivery or performance of the Indenture by the Company;

                   (n) except as disclosed in the Prospectus (or any amendment or supplement thereto), there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business of the Company and its subsidiaries, taken as a whole, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, taken as a whole, or that could reasonably be expected to adversely affect the consummation of the transactions contemplated in this Agreement;

                   (o) there are no statutes, regulations, contracts or documents of a character required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as exhibits to the Registration Statement that are not described and filed (or incorporated by reference) as required;

                   (p) the Company and its subsidiaries each owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business of the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses; and

                   (q) the Company is not an investment company under the Investment Company Act of 1940.


                   9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
         Section 15 of the Act, or Section 20 of the Exchange Act as follows:

                           (i)      against any and all losses, claims,
         damages, liabilities and expenses whatsoever, as incurred arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the Act, if applicable, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(d) below) any such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever, as incurred (including, subject to the third sentence of Section 9(c) hereof, the reasonable fees and disbursements of counsel chosen by the Manager for the Underwriters), incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) and (ii) above;

         provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Manager for the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person so controlling such Underwriter, (i) if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished sufficient copies of amendments or supplements thereto to such Underwriter) was not sent or given by or on behalf of such Underwriter to such person, where such delivery is required by the Act, at or prior to the written confirmation of the sale of the Securities to such person, and (ii) if the Prospectus (as so amended or supplemented) would have fully cured the defect giving rise to such loss, claim, damage or liability.

                   (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                   (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses as shall be reasonable shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by the Manager. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                   (d)     If the indemnification provided for in paragraphs
         (a) or (b) of this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the net proceeds from the offering pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                   (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses incurred by an indemnified party and referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
         Section 20 of the Exchange Act shall have the same right to contribution as the Company. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting percentages determined by the ratio which the original purchase obligation of any Underwriter appearing in the Underwriting Agreement (or such amount increased as provided in Section 8 above) bears to the total purchase obligations of the Underwriters set forth therein and not joint.

                   (f) The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company contained herein shall remain operative and in full force and effect regardless of (1) any termination of this Agreement, (2) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and
         (3) acceptance of and payment for any of the Securities.

                   10. Termination in Certain Events. This Agreement shall be subject to termination in the Manager's absolute discretion, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or
(iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the judgment of the Manager, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                   11. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement between the parties and shall become effective at such time as each of the parties shall have signed such counterparts and shall have notified the other party thereof.

                   12. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                   13. Parties at Interest. This Agreement has been and is made solely for the benefit of the Underwriters and the Company, and the controlling persons, directors and officers referred to in Section 10 hereof, and their respective successors, assigns, executors and administrators. No other person shall acquire or have any right under or by virtue of this Agreement.

                   14. Section Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                                                                   SCHEDULE I


                           DELAYED DELIVERY CONTRACT


Transcontinental Gas Pipe Line Corporation
P.O. Box 1396
Houston, Texas 77251

Attention:

Dear Sirs:

                   The undersigned hereby agrees to purchase from Transcontinental Gas Pipe Line Corporation, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned


                   $______________________________________________


principal amount of the Company's [title of issue] (the "Securities") offered
by the Company's Prospectus dated      , 199__ and Prospectus Supplement or
abbreviated term sheet dated      , 199__, receipt of copies of which are hereby
acknowledged, at a purchase price equal to ______% of the principal amount of
such Securities [plus accrued interest on the Securities from                ,
199 , to the delivery date or dates thereof] [and accrued amortization of original issue discount from _____________, 199__ to the date of payment and delivery] and on the further terms and conditions set forth in this contract. The undersigned does not contemplate selling Securities prior to making payment therefor.

                   The undersigned will purchase from the Company the principal amounts of Securities on the delivery dates (the "Delivery Dates") set forth below:

                                                                             [Plus Accrued
                                                                             Interest From] [and]
                                                                             [Amortization of
                                    [Principal Amount]                       Original Issue
                                                                             Discount From]


__________________                  $___________________                     ____________________
__________________                  $___________________                     ____________________
__________________                  $___________________                     ____________________

                   Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of __________________________, New York, New York (or at such other place as the undersigned and the Company shall agree) at 10:00 A.M., New York City time, on such Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on such Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date.

                   The obligation of the undersigned to take delivery of and make payment for the Securities on each Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold and had delivered to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above such part of the Securities as is to be sold to them.

                   Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by copies of the opinions of counsel for the Company delivered to the Underwriters in connection therewith.

                   Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

                   The undersigned represents and warrants that, (a) as of the date of this contract, the undersigned is not prohibited under the laws of the jurisdictions to which the undersigned is subject from purchasing the Securities hereby agreed to be purchased and (b) the undersigned does not contemplate selling the Securities which it has agreed to purchase hereunder prior to the Delivery Date therefor.

                   This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other. This contract shall be governed by and construed in accordance with the laws of the State of New York. This contract may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                   It is understood that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If the contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

                                       Yours very truly,


                                       _______________________________________
                                       Purchaser


                                       By: ___________________________________


                                       _______________________________________
                                       (Title)


                                       _______________________________________
                                       (Address)


Accepted, as of the date
  first above written:

Transcontinental Gas Pipe Line Corporation

By: _______________________

                 PURCHASER--PLEASE COMPLETE AT TIME OF SIGNING


                   The name, telephone number and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows:


(Please print.)


Name                        (Including Area Code)                   Department
----                        ---------------------                   ----------

                                                                       EXHIBIT A


                                    FORM OF
                                   OPINION OF
                             WILLIAM G. von GLAHN
                            COUNSEL TO THE COMPANY


                                                      ______________, 19______



[MANAGER]
as Manager for the several Underwriters
[ADDRESS] ________
__________________
__________________


Ladies and Gentlemen:

                   I have acted as counsel to Transcontinental Gas Pipe Line Corporation, a Delaware corporation (the "Company"), in connection with the Underwriting Agreement dated _____________, 199__ (the "Underwriting Agreement") between you and the Company, pursuant to which the Underwriters severally agree to purchase from the Company an aggregate of [$] [symbol for foreign currency or currency unit] __________ principal amount of the debt securities of the Company (the "Securities") issued or to be issued pursuant to a senior indenture dated as of ____________ ___, 199__ (the Indenture") between the Company and Citibank, N.A., as Trustee (the "Trustee") to be issued pursuant to the Indenture. I, or persons responsible to me, have examined originals or copies, certified or otherwise identified to my satisfaction, and such documents, corporate records, certificates of public officials and other instruments as I have deemed necessary or advisable for the purpose of rendering this opinion. Defined terms herein unless otherwise specified shall have the meaning specified in the Underwriting Agreement.

                   I have also examined copies of the Registration Statement on
Form S-3 (File No. 33-      ) relating to up to $300,000,000 aggregate
principal amount of securities filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), exhibits thereto and documents incorporated by reference therein. Such Registration Statement is now effective, and is herein called the "Registration Statement". The prospectus constituting a part thereof, in the form filed with the Commission pursuant to Rule 424 of the rules and regulations under the Act, together with the prospectus supplement (other than a preliminary prospectus supplement) specifically relating to the Securities, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424, is herein called the "Prospectus".

                 Based upon the foregoing, I am of the opinion that:

                 (1) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect upon the Company and its subsidiaries, taken as a whole.

                 (2) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (3) The Company and its subsidiaries hold all franchises, certificates of public convenience and necessity, consents, authorizations, approvals, orders, permits, licenses and easements necessary to own, operate and maintain their properties as described in the Prospectus, subject only to such defects, irregularities, restrictions, conditions and other matters as are described in the Prospectus or which do not materially affect the right of the Company or its subsidiaries to own, operate and maintain its properties and to conduct its business as described therein, and has made all declarations and filings with, all federal, state, local and other governmental authorities, and all courts or other tribunals, necessary to conduct its business in the manner described in the Prospectus, except to the extent that the lack of such consents, authorizations, approvals, orders, certificates or permits would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (4) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization and execution by the Trustee is a valid and binding agreement of the Company enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                 (5) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters [or by institutional investors pursuant to Delayed Delivery Contracts] will be valid and binding obligations of the Company, enforceable in accordance with their respective terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits of such Indenture.

                 (6) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as rights to indemnity and contribution thereunder may be limited under applicable law.

                 (7) The execution and delivery and performance by the Company of its obligations under, the Underwriting Agreement the Securities and the Indenture will not contravene any provision of applicable law or the Certificate of Incorporation or By-laws of the Company or any material agreement or other material instrument binding upon the Company, and no consent, approval or authorization of any governmental body or agency other than pursuant to any state securities or Blue Sky law is required for the performance by the Company of its obligations under, of the Underwriting Agreement the Indenture and the Securities and the issuance and sale of the Securities pursuant to the Underwriting Agreement;

                 (8) The statements (1) in the Prospectus [under the captions "Description of Debt Securities" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus) and "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus)], (2) in the Registration Statement under Item 15 and (3) in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and in its Quarterly Report on Form 10-Q for the period ended March 31, 1997, under "Business" and "Legal Proceedings" relating to legal matters in general or to the regulation of the Company by the Federal Energy Regulatory Commission (the "FERC"), including without limitation, actions taken by, and matters pending before, the FERC, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings, and such statements do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                 (9) After due inquiry, I do not know of any legal or governmental proceeding pending or threatened to which the Company is a party or to which any of the properties of the Company is subject which is required to be described or of any statute, regulation contract or other document which is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; and

                 (10) I (a) am of the opinion that (except as to financial statements and other financial and statistical data included therein, as to which I do not express any opinion) each document, if any, filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Registration Statement and the Prospectus complied when so filed as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, (b) am of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable (except as to financial statements and other financial and statistical data included therein, as to which I do not express any opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (c) believe that (except as to financial statements and other financial and statistical data, and except for that part of the Registration Statement that constitutes a Statement of Eligibility and Qualification ("Form T-1") under the Trust Indenture Act of 1939, as amended, as to which I do not express any belief), each part of the Registration Statement when such part became effective or was incorporated by reference into the Registration Statement did not contain, and as of the date this opinion is delivered, does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (d) believe that (except as to financial statements and other financial and statistical data, and except for that part of the Registration Statement that constitutes a Form T-1 heretofore referred to as to which I do not express any belief) the Registration Statement and the Prospectus, as amended or supplemented, if applicable, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               I am a member of the Bar of the States of Oklahoma and New York. This opinion is solely for the benefit of the Underwriters, and, other than the Trustee who may rely upon this opinion to the same extent as if addressed to it, may be relied upon only by the Underwriters. This opinion speaks as of its date, and I undertake no, and hereby expressly disclaim any, duty to advise you as to changes of fact or law coming to my attention after the date hereof.


                               Yours very truly,

                                [DPW Letterhead]


                                                                       EXHIBIT B


                                                                  _______, 199__


[Manager]
  as Manager for the
  Several Underwriters
[ADDRESS]_____________
______________________
______________________

Ladies and Gentlemen:

              We have acted as counsel for you, as Manager for the several underwriters (the "Underwriters") named in the Underwriting Agreement dated _____________, 1997 (the "Underwriting Agreement") with Transcontinental Gas Pipe Line Corporation (the "Company") in connection with the purchase by the several Underwriters of $________ principal amount of __________________ (the "Debt Securities") to be issued pursuant to the indenture dated as of _____________, 1997 (as amended by the Trust Indenture Reform Act of 1990, the "Indenture") between the Company and __________________, as Trustee.

              We have examined an executed copy of the Underwriting Agreement and the Indenture. We have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion, including those relating to the authorization, execution and delivery by the Company of the Indenture and the Underwriting Agreement and the authorization, issuance and sale of the Debt Securities by the Company.

              We have participated in the preparation of the Company's registration statement on Form S-3 (File No. _________) (other than the documents incorporated by reference in the prospectus included therein (the "Incorporated Documents")) relating to up to $300,000,000 aggregate principal amount of debt securities filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"). Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. In addition, we have reviewed evidence that the registration statement was declared effective under the Act and that the Indenture was qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The registration statement (including the Incorporated Documents) as amended to the date of the Underwriting Agreement is hereinafter referred to as the "Registration Statement", and the prospectus included in the Registration Statement (the "Basic Prospectus"), as supplemented by the prospectus supplement specifically relating to the Debt Securities (the "Prospectus

Supplement") in the form first filed with the Commission pursuant to Rule 424 under the Act, is hereinafter referred to in its entirety as the "Prospectus".

          Based upon the foregoing, we are of the opinion that:

               (i) the Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, and the Indenture has been duly qualified under the Trust Indenture Act;

               (ii) the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters, will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture;

               (iii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, except as rights to indemnity and contribution thereunder may be limited under applicable law;

               (iv) the statements in the Prospectus under "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Plan of Distribution" (in the Basic Prospectus) and "Underwriting" (in the Prospectus Supplement), insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents.

          We have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification, except as stated, (i) nothing has come to our attention to cause us to believe that the Registration Statement (except for the financial statements and other financial and statistical data included therein, as to which we are not called upon to express a belief, and except for that part of the Registration Statement that constitutes a Statement of Eligibility and Qualification ("Form T-1") under the Trust Indenture Act) on the date of the Underwriting Agreement did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading or that the Prospectus (except as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) we are of the opinion that the Registration Statement and the Prospectus (except for the financial statements and other financial and statistical data included therein, as to which we are not called upon to express an opinion and except for that part of the Registration Statement that constitutes the Form T-1 under the Trust Indenture Act) comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder.

          We have examined the opinion dated the date hereof of William G. von Glahn, Esq., General Counsel of The Williams Companies, Inc., parent of the Company, delivered in accordance with the provisions of Section 6(a) of the Underwriting Agreement, and we believe that such opinion is appropriately responsive to the requirements of the Underwriting Agreement. We have also examined the letter dated the date hereof of Ernst & Young LLP and Arthur Andersen LLP delivered to you pursuant to Section 6(c) of the Underwriting Agreement. We participated in discussions with representatives of Ernst & Young LLP and with your representatives relating to the form of such letter, and we believe that it is substantially in the form agreed to.

          We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

          This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                     Very truly yours,